Exhibit 99.6

EAGLE ENERGY METALS AND SPRING VALLEY ACQUISITION CORP. II ANNOUNCE CLOSING OF BUSINESS COMBINATION

Combined Company to Begin Nasdaq Trading on February 25th Under New Ticker Symbol “NUCL”

RENO, NV – Feb. 24, 2026 – Eagle Energy Metals Corp. (“Eagle”), a next-generation nuclear energy company with rights to the largest conventional, measured and indicated uranium deposit in the United States, today announced that it has completed its business combination with Spring Valley Acquisition Corp. II (OTC: SVIIF) (“SVII”), a special purpose acquisition company (the “Business Combination”). The Business Combination was approved by SVII shareholders in a special meeting held on February 23, 2026 and formally closed on February 24, 2026.

The new combined company will operate as “Eagle Nuclear Energy Corp.” (“Eagle Nuclear”). On February 25, 2026, Eagle Nuclear’s common stock and public warrants will begin trading on the Nasdaq under the ticker symbols “NUCL” and “NUCLW”, respectively.

Mark Mukhija, Eagle’s CEO, commented: “The completion of our business combination with SVII is the culmination of months of hard work and company development. The closing of this transaction marks another key milestone in our efforts to rebuild a secure domestic nuclear supply chain here in the United States. Anchored by our significant uranium deposit and SMR technology, we believe we are well positioned to restore American leadership in the nuclear industry at a time when AI, quantum computing, and cryptocurrency are driving unprecedented electricity demand. We are optimistic about the path ahead and look forward to addressing electricity demand and uranium market needs moving forward.”

Chris Sorrells, Chairman & CEO of SVII, added: “Today’s successful merger completion marks a significant milestone for our company, our shareholders and the future of the U.S. nuclear industry. Eagle is a unique partner, with significant domestic uranium capabilities that can directly respond to market demand, alongside record private investments in U.S. nuclear projects. We look forward to working closely with the Eagle team as they continue to address the need for domestic uranium production.”

Advisors

Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC, is the exclusive financial advisor, lead capital markets advisor and private placement agent to SVII. Greenberg Traurig, LLP is serving as legal counsel to SVII, and Nelson Mullins Riley & Scarborough LLP is serving as legal counsel to Eagle. Gateway Group is serving as investor relations and public relations advisor for the transaction.

About Eagle Energy Metals Corp.

Eagle Energy Metals Corp. is a next-generation nuclear energy company that combines domestic uranium exploration with proprietary Small Modular Reactor (SMR) technology. The Company holds the rights to the largest conventional, measured and indicated uranium deposit in the United States, located in southeastern Oregon. This includes the Aurora deposit, with 32.75Mlbs Indicated and 4.98Mlbs Inferred (SK-1300 TRS) of near-surface uranium resource, and the adjacent Cordex deposit, which offers significant potential to expand the project’s overall resource inventory. By integrating advanced SMR technology with a sizeable uranium asset, Eagle is building an integrated nuclear platform positioned to help restore American leadership in the global nuclear industry.

For more information about Eagle Energy Metals Corp., visit www.eagleenergymetals.com.

About Spring Valley Acquisition Corp. II

Spring Valley Acquisition Corp. II (“Spring Valley II”) is part of a family of investment vehicles formed for the purpose of acquiring or merging with a business focused on the Power Infrastructure and Decarbonization sectors. Over the past five years, Spring Valley has raised $920 million across four IPOs. Spring Valley II is led by Christopher D. Sorrells, Chief Executive Officer and Chairman, and Robert Kaplan, Chief Financial Officer and Head of Business Development. Spring Valley I successfully completed its business combination with NuScale Power (NYSE: SMR), a leading U.S. small modular reactor (“SMR”) technology company, and Spring Valley II successfully completed its business combination with Eagle Energy Metals, a next-generation nuclear energy company that combines domestic uranium exploration with proprietary SMR technology. Spring Valley III has announced a business combination with General Fusion, a global leader in fusion energy developing a differentiated, engineering-driven approach to commercial fusion power.

SVII maintains a corporate website at https://sv-ac.com.

Cautionary Note Regarding Forward-Looking Statements

Certain statements included in this press release are not historical facts but are forward-looking statements. All statements other than statements of historical facts contained in this press release are forward-looking statements. Any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are also forward-looking statements. In some cases, you can identify forward-looking statements by words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “strategy,” “future,” “opportunity,” “may,” “target,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” “preliminary,” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements include, without limitation, SVII’s, Eagle Nuclear’s, Eagle’s, or their respective management teams’ expectations concerning the Business Combination and expected benefits thereof; the outlook for Eagle’s or Eagle Nuclear’s business; the abilities to execute Eagle’s or Eagle Nuclear’s strategies; projected and estimated financial performance; anticipated industry trends; the future price of minerals; future capital expenditures; success of exploration activities; mining or processing issues; government regulation of mining operations; and environmental risks; as well as any information concerning possible or assumed future results of operations of Eagle or Eagle Nuclear. The forward-looking statements are based on the current expectations of the respective management teams of Eagle, Eagle Nuclear, and SVII, as applicable, and are inherently subject to uncertainties and changes in circumstance and their potential effects. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, (i) market risks; (ii) the effect of the Business Combination on Eagle’s business relationships, performance, and business generally; (iii) risks that the Business Combination disrupts current plans of Eagle and potential difficulties in its employee retention as a result of the Business Combination; (iv) the outcome of any legal proceedings that may be instituted against Eagle or SVII related to the Business Combination; (v) failure to realize the anticipated benefits of the Business Combination; (vi) the inability to maintain the listing of Eagle Nuclear’s securities on Nasdaq Capital Market or a comparable exchange; (vii) the risk that the price of Eagle Nuclear’s securities may be volatile due to a variety of factors, including changes in laws, regulations, technologies, natural disasters or health epidemics/pandemics, national security tensions, and macro- economic and social environments affecting its business; (viii) fluctuations in spot and forward markets for lithium and uranium and certain other commodities (such as natural gas, fuel oil and electricity); (ix) restrictions on mining in the jurisdictions in which Eagle operates; (x) laws and regulations governing Eagle’s operation, exploration and development activities, and changes in such laws and regulations; (xi) Eagle’s ability to obtain or renew the licenses and permits necessary for the operation and expansion of its existing operations and for the development, construction and commencement of new operations; (xii) risks and hazards associated with the business of mineral exploration, development and mining (including environmental hazards, potential unintended releases of contaminants, industrial accidents, unusual or unexpected geological or structural formations, pressures, cave-ins and flooding); (xiii) inherent risks associated with tailings facilities and heap leach operations, including failure or leakages; the speculative nature of mineral exploration and development; the inability to determine, with certainty, production and cost estimates; inadequate or unreliable infrastructure (such as roads, bridges, power sources and water supplies); (xiv) environmental regulations and legislation; (xv) the effects of climate change, extreme weather events, water scarcity, and seismic events, and the effectiveness of strategies to deal with these issues; (xvi) risks relating to Eagle’s exploration operations; (xvii) fluctuations in currency markets; (xviii) the volatility of the metals markets, and its potential to impact Eagle’s ability to meet its financial obligations; (xix) disputes as to the validity of mining or exploration titles or claims or rights, which constitute most of Eagle’s property holdings; (xx) Eagle’s ability to complete and successfully integrate acquisitions; (xxi) increased competition in the mining industry for properties and equipment; (xxii) limited supply of materials and supply chain disruptions; (xxiii) relations with and claims by indigenous populations; (xxiv) relations with and claims by local communities and non-governmental organizations; and (xxv) the risk that other capital needed by Eagle Nuclear may not be raised on favorable terms, or at all. The foregoing list is not exhaustive, and there may be additional risks that neither SVII, Eagle, nor Eagle Nuclear presently know or that SVII, Eagle, and Eagle Nuclear currently believe are immaterial. You should carefully consider the foregoing factors, any other factors discussed in this press release and the other risks and uncertainties described in the “Risk Factors” section of the Form 10-K filed by SVII for the year ended December 31, 2024, the risks described in the registration statement on Form S-4 initially filed by Eagle Nuclear on September 30, 2025, and the definitive proxy statement / prospectus contained therein, and any amendments or supplements thereto, and those discussed and identified in other filings made with the SEC by SVII, Eagle Nuclear or Eagle from time to time, which may be found on the SEC’s website at www.sec.gov. Eagle, Eagle Nuclear, and SVII caution you against placing undue reliance on forward-looking statements, which reflect current beliefs and are based on information currently available as of the date a forward-looking statement is made. Forward-looking statements set forth in this press release speak only as of the date of this press release. Neither Eagle, SVII, nor Eagle Nuclear undertakes any obligation to revise forward-looking statements to reflect future events, changes in circumstances, or changes in beliefs. In the event that any forward-looking statement is updated, no inference should be made that Eagle Nuclear, Eagle or SVII will make additional updates with respect to that statement, related matters, or any other forward-looking statements.

Investor Relations Contact:

775-335-2029

info@eagleenergymetals.com

Media Relations Contact:

Gateway Group

Zach Kadletz, Brenlyn Motlagh

949-574-3860

EAGLE@Gateway-grp.com